UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 7, 2019
Date of Report (date of earliest event reported)
________________________________________________________
salesforce.com, inc.
(Exact name of registrant as specified in its charter)
________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Salesforce Tower
415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On August 7, 2019, salesforce.com, inc. (the “Company”) issued a press release announcing the acquisition of the holding company of ClickSoftware Technologies Ltd. (“ClickSoftware”), a software company providing field service management solutions. Under the terms of the definitive agreement, the Company will acquire ClickSoftware for an amount expected to be approximately $1.35 billion, net of the value of shares currently owned by the Company, after taking into consideration estimated purchase price adjustments. The purchase price will comprise a mix of cash and Company common stock and includes the assumption of outstanding equity awards held by ClickSoftware employees. The acquisition is expected to close during the Company’s fiscal quarter ending October 31, 2019, subject to customary closing conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and Israeli antitrust clearance. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Following closing, the Company may determine it is advisable to fully integrate the operations and assets of ClickSoftware into the Company’s operations. As a result, the Company may be subject to a potential one-time income tax charge based on an assumed Israeli statutory tax rate of 23 percent applied to the value of any transferred intangibles, which could be up to a significant portion of the consideration paid in the transaction. The amount of the charge, if any, is uncertain and would be based upon a number of factors, including the Company’s integration plans, valuations related to intercompany transactions, the tax rate in effect at the time, potential negotiations with the taxing authorities, and potential litigation. The timing of when the Company would record the one-time income tax charge, if any, will be based on the Company’s analysis of Accounting Standards Codification Topic 740 (Income Taxes) for recognizing and measuring uncertain tax positions and the progression of the aforementioned factors. The one-time tax charge, if any, would increase the Company’s U.S. GAAP provision for income taxes and decrease earnings per share. Any payment(s) of the potential tax charge would reduce operating cash flow in the period of payment(s), which could be different than the period in which it was recorded.

The Company does not expect the ClickSoftware acquisition to result in any material change to its revenue or non-GAAP operating margin guidance previously provided in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 10, 2019, as corrected and supplemented on June 12, 2019. The Company intends to update its guidance for the full fiscal year ended January 31, 2020, including with respect to the impact of the acquisition of Tableau Software, Inc. and ClickSoftware, during the Company’s earnings call for the fiscal quarter ended July 31, 2019, which the Company expects to take place on August 22, 2019.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by salesforce.com, inc., dated August 7, 2019

Forward-Looking Statements

This report contains forward-looking information related to the Company, ClickSoftware and the acquisition of ClickSoftware by the Company that involves substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this report include, among other things, statements about the potential benefits of the proposed acquisition, the Company’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of the Company, the anticipated timing of the closing of the proposed acquisition, and the Company’s strategic plans with respect to tax charges and expenses as a result of this acquisition. Risks and uncertainties include, among other things, risks related to the ability of the Company to close the proposed acquisition on a timely basis or at all; the satisfaction of the conditions precedent to the closing of the proposed acquisition; the Company’s ability to secure regulatory approvals on the terms expected, in a timely manner or at all; the Company’s ability to implement its plans, forecasts and other expectations with respect to ClickSoftware after the closing of the acquisition and realize expected synergies; the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized within the expected time period or at all; negative effects of the announcement of the proposed acquisition on the market price of the Company's common stock or on the Company's operating results; transaction costs; unknown liabilities; the risk of litigation or regulatory actions related to the proposed acquisition; the effect of general economic and market conditions; the impact of geopolitical events; the impact of foreign currency exchange rate and interest rate fluctuations on the Company’s results; the Company’s business strategy and the Company’s plan to build its business, including the Company’s strategy to be the leading provider of enterprise cloud computing applications and platforms; the pace of change and innovation in enterprise cloud computing services; the seasonal nature of the Company’s sales cycles; the competitive nature of the market in which the Company participates; the Company’s international expansion strategy; the Company’s service performance and security, including the resources and costs required to avoid unanticipated downtime and prevent, detect and remediate potential security breaches; the expenses associated with new data centers and third-party infrastructure providers; additional data center capacity; real estate and office facilities space; the Company’s operating results and cash flows; new services and product features; the Company’s strategy of acquiring or making investments in complementary businesses, joint ventures, services, technologies and intellectual property rights; the performance and fair value of the Company’s investments in complementary businesses through the Company’s strategic investment portfolio; the Company’s ability to realize the benefits from strategic partnerships, joint ventures and investments; the impact of future gains or losses from the Company’s strategic investment portfolio including gains or losses from overall market conditions that may affect the publicly traded companies within the Company’s strategic investment portfolio; the Company’s ability to execute its business plans; the Company’s ability to successfully integrate acquired businesses and technologies, including the timing and manner of integrating ClickSoftware; the Company’s ability to continue to grow unearned revenue and remaining performance obligation; the Company’s ability to protect its intellectual property rights; the Company’s ability to develop its brands; the Company’s reliance on third-party hardware, software and platform providers; the Company’s dependency on the development and maintenance of the infrastructure of the Internet; the effect of evolving domestic and foreign government regulations, including those related to the provision of services on the Internet, those related to accessing the Internet, and those addressing data privacy, cross-border data transfers and import and export controls; the valuation of the Company’s deferred tax assets and the release of related valuation allowances; the potential availability of additional tax assets in the future; the impact of new accounting pronouncements and tax laws; uncertainties affecting the Company’s ability to estimate its tax rate; uncertainties regarding the Company’s tax obligations in connection with the potential transfer of ClickSoftware’s Israeli intellectual property to the U.S., including the tax rate, the timing of the transfer and the value of such transferred intellectual property; the outcome and timing of negotiations with the Israeli tax authorities and the outcome and timing of potential related litigation; the impact of expensing stock options and other equity awards; the sufficiency of the Company’s capital resources; factors related to the Company’s 2023 and 2028 senior notes, revolving credit facility, 2021 term loan and loan associated with 50 Fremont; compliance with the Company’s debt covenants and lease obligations; current and potential litigation involving the Company; and the impact of climate change.

Further information on these and other factors that could affect the Company’s financial and other results is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the Securities and Exchange Commission from time to time, including the Company’s most recent Form 10-K. These documents are available on the SEC Filings section of the Investor Information section of the Company’s website at www.salesforce.com/investor. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by salesforce.com, inc., dated August 7, 2019

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 7, 2019	salesforce.com, inc.

/s/ Mark J. Hawkins
Mark J. Hawkins President and Chief Financial Officer (Principal Financial Officer)